CLIPPER FUND SM Monthly Performance
2003 Returns
	Clipper Fund	S&P 500
Jan 31	-3.22%	-2.62%
Feb 28	-5.72%	-1.50%
Mar 31	-1.55%	0.97%
1st Quarter	-10.17%	-3.15%
Apr 30	7.79%	8.24%
May 31	8.59%	5.27%
Jun 30	0.23%	1.28%
2nd Quarter	17.32%	15.40%
Jul 31	0.24%	1.76%
Aug 31	3.75%	1.95%
Sep 30	-0.35%	-1.06%
3rd Quarter	3.63%	2.65%
Oct 31	2.14%	5.66%
Nov 30	1.82%	0.88%
Dec 31	5.00%	5.24%
4th Quarter	9.20%	12.18%
YTD	19.26%	28.69%

Trailing Returns 12/31/03
1 Yr	19.26%	28.69%
3 Yr	7.51%	-4.05%
5 Yr	10.83%	-0.57%
7 Yr	14.59%	7.57%
10 Yr	15.93%	11.06%
Inception	15.95%	13.32%

These returns assume redemption at the end of each period and the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value. For comparison purposes, the S&P 500 Index is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. Current performance data and a prospectus containing the Fund's investment objectives, risks and charges and expenses, may be obtained from the Fund by calling (800) 776-5033 or may be found on our website www.clipperfund.com. Please read the prospectus carefully before investing.

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Copyright 1998 Clipper FundSM
Page last updated 01/14/04